UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐ Definitive proxy statement
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Maxim Integrated Products, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 9, 2010.

MAXIM INTEGRATED PRODUCTS, INC.

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

September 13, 2010

Date: November 9, 2010 Time: 10:00 a.m., PT

Location: Maxim Integrated Products, Inc.

Event Center

433 N. Mathilda Avenue

Sunnyvale, CA 94086

MAXIM INTEGRATED PRODUCTS, INC. ATTN: MARK CASPER

120 SAN GABRIEL DRIVE SUNNYVALE, CA 94086

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See proxy the materials reverse side and of voting this notice instructions. to obtain

M27293-P00986

Before You Vote

How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT

ANNUAL REPORT ON FORM 10-K

How to View Online:

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How To Vote

Please Choose One of the Following Voting Methods

M27294-P00986

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Our board of directors recommends that you

vote these shares (1) “FOR” each of the

nominees to the board of directors,

(2) “FOR” the ratification of our independent

registered public accounting firm for the

2011 fiscal year, (3) “FOR” the ratification and

approval of an amendment to our

2008 Employee Stock Purchase Plan to increase

the number of shares available for issuance

thereunder by 2,000,000 shares, and

(4) “FOR” the ratification and approval of an

amendment to our Amended and Restated

1996 Equity Plan to increase the number of

shares available for issuance thereunder by

7,000,000 shares.

1. To elect seven members of the board of directors

to hold office until the next annual meeting of

stockholders or until their respective

successors have been elected and qualified.

The seven director nominees are

as follows:

01) Tunc Doluca

05) Robert E. Grady

02) B. Kipling Hagopian

06) William D. Watkins

03) James R. Bergman

07) A. R. Frank Wazzan

04) Joseph R. Bronson

The Board of Directors recommends you vote FOR the following proposals:

2. To ratify the appointment of Deloitte & Touche LLP as Maxim’s independent registered public accounting firm for the fiscal year ending June 25, 2011.

3. To ratify and approve an amendment to Maxim’s 2008 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 2,000,000 shares.

4. To ratify and approve an amendment to Maxim’s Amended and Restated 1996 Stock Incentive Plan to increase the number of shares available for issuance thereunder by 7,000,000 shares.

5. To consider such other business as may properly come before the meeting.

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